Putnam
Global Growth
and Income
Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

Dear Shareholder:

Putnam Global Growth and Income Fund's strategy of seeking cheapness and change throughout the world's markets fared well during the fiscal year that ended September 30, 1997. Moderate industrial expansion and relatively stable interest rates in most of the world's developed economies helped equity markets rise to record levels. Among the winning stocks were many of the large industrial corporations and financial companies that the fund's value-oriented approach tends to favor. Meanwhile, more and more companies in Europe and Japan embraced the need to reform their businesses and products. Your fund's managers -- Hugh Mullin, Justin Scott, George Stairs, and Deborah Kuenster -- positioned the fund to capitalize on this trend.

Your fund's results for the year were exceptional both on a relative and on an absolute basis. The fund provided a total return of 33.88% at net asset value (26.15% at public offering price). With the portfolio divided rather evenly between domestic and foreign holdings, that return was especially impressive, outpacing the performance of the MSCI World Index. For complete performance information, see page seven.

* UNITED STATES CONTINUES TO SHINE

The stocks of large U.S. companies continued to be among the world's best-performing investment opportunities during the period, building on the previous two years of bullish returns. As your fund began the fiscal year, U.S.-based stocks composed more than 50% of the portfolio. That percentage declined gradually to approximately 46% (based on net assets) in the course of the year. Although your fund makes most investment decisions based on fundamental equity analysis, on occasion, the portfolio managers can make strategic decisions based on market analysis. In the first quarter of calendar 1997, the U.S. market seemed relatively more expensive than foreign markets, and management made a decision to focus its new purchases in foreign markets.

Despite the shift, your fund still has more assets invested in the United States than in any other country, and this domestic portion has been a big reason for the fund's recent gains. One long-time holding, IBM, illustrated the effectiveness of your managers' approach. The company decided to restructure its businesses a few years ago after years of mounting losses. In the past 12 months, the stock was among the fund's top holdings as it appreciated to a new record value. While this holding, along with others discussed in this report, was viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary over time.

Many of the fund's U.S.-based holdings have risen substantially in price but remain in the portfolio because they are still attractive based on Putnam's valuation measures. Hewlett Packard, for example, has nearly doubled in value in the past two or three years, but your managers believe its desktop computer components business offers further potential for growth.

* EUROPEAN MARKETS FORGE AHEAD THROUGH DOMESTIC TURBULENCE

Like their U.S. counterpart, European equity markets posted robust gains during the period. In addition to moderate economic growth and steady interest rates, many European multinational corporations also benefited from the strong value of the U.S. dollar and were able to increase their exports. These positive conditions were offset, however, by numerous problems throughout the Continent, from high unemployment to internal opposition to budgetary reform in France, Germany, and Italy. The financial markets nonetheless showed confidence that these countries would remain on track with their efforts to introduce a monetary union in 1999.

As Europe's Economic and Monetary Union (EMU) struggles with the birth of the euro, member states are also striving to streamline bloated bureaucracies by privatizing state-run companies. This process can generate promising investment opportunities. A good example is ENI, Italy's state-run oil company, that is currently being privatized in stages. ENI dominates the market for gasoline in Italy, has sold off its less efficient chemical businesses, and has made a major onshore oil discovery in southern Italy. Another holding, Elf Aquitaine, formerly owned by the government of France, has similarly divested itself of less profitable subsidiaries and has found new oil reserves in the region of West Africa.

In a European country untroubled by the single-currency question, the United Kingdom, our research analysts have found new values. A recently acquired holding, Cookson, is a diversified conglomerate that derives substantial revenues from a liquid used in the production of semiconductors. When the global market for semiconductors slumped in 1996, the price of Cookson stock followed suit, but our analysts believe that the company's cost-reduction plan is working and that it can join in the resurgence of the semiconductor business. The management team has also added to existing positions in two other British companies, Rolls-Royce, which is benefiting from growth in its aerospace division, and BTR.

[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHIC ALLOCATION]

GEOGRAPHIC ALLOCATION*

United States            46.3%

United Kingdom           11.6%

Japan                     8.0%

France                    6.8%

Germany                   5.9%

Netherlands               4.9%

Footnote reads:
*Based on net assets as of 9/30/97. Allocations will vary over time.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Fuji Photo Film Co. (Japan)
Photography

BAT Industries PLC (United Kingdom)
Tobacco

Akzo-Nobel N.V. (Netherlands)
Chemicals

Nestle S.A. (Switzerland)
Food and beverage

Sankyo Co., Ltd. (Japan)
Pharmaceuticals and biotrechnology

Allied Irish Banks PLC (Ireland)
Banks

Ente Nazionale Idrocarburi SPA (ENI) (Italy)
Oil and gas

Rolls-Royce PLC (United Kingdom)
Aerospace and defense

Compagnie Generale des Eaux (France)
Environmental control

Deutsche Telekom AG (Germany)
Telephone services

Footnote reads:
These holdings represent 12.1% of the fund's net assets as of 9/30/97. Portfolio holdings will vary over time.

* JAPAN STRIVES TO REFORM

Japan continues to provide a mixture of good and bad news. The economy, after surging in the first quarter of calendar 1997, has stagnated again since March. The big bang economic reforms introduced by Prime Minister Ryutaro Hashimoto showed promise, but a new tax on consumption slowed retail sales. Finally the summer brought currency and financial turbulence to Southeast Asia, where many Japanese export companies operate production facilities. The Tokyo market suffered from the fallout.

Your fund's strategy can, however, take advantage of such difficulties because they prompt corporations to reform their businesses. In the past 12 months, the fund managers added to several existing positions in Japanese companies, attracted by their restructuring initiatives and their depressed stock prices. For example, our analysts perceive growing strength in Fuji Photo Film's global film sales and estimate that the personal-care product revenues of KAO Corporation are undervalued. Positions in both stocks have been acquired during the past year.

* FOCUS REMAINS ON COMPANIES, NOT COUNTRIES

The recently ended fiscal year has been rewarding for this portfolio as it has been for many of the major national markets. It's important to remember, though, that your fund invests in companies rather than in countries. Stock markets around the world cannot continue to set records indefinitely, but broad-based gains are not necessary to the success of your fund's strategy. Its returns depend more on each company's potential for positive change than on the performance of major equity indexes.

In some ways, economic difficulty can help the fund's cause by prompting established companies to take strategic steps to revitalize their earnings. As companies compete for capital in the global arena, we are confident that more and more of them will learn to unlock their hidden business value. With your fund's value-oriented, stock-by-stock approach to investing, we believe we can identify these companies and take advantage of the opportunities.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves risks including political developments, economic instability, and currency fluctuations, not present with domestic investments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital growth through investing in the stocks of companies in the United States and worldwide.

TOTAL RETURN FOR PERIODS ENDED 9/30/97

                                      NAV        POP
------------------------------------------------------------------------------
1 year                              33.88%     26.15%
------------------------------------------------------------------------------
Life of fund (1/3/95)               76.34      66.18
Annual average                      23.00      20.37
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97

                               S&P     MSCI     MSCI   Consumer
                               500     EAFE    World    Price
                             Index    Index    Index    Index
------------------------------------------------------------------------------
1 year                       40.43    12.18    24.12    2.15%
------------------------------------------------------------------------------
Life of fund                119.19    30.23    62.59     7.68
Annual average               33.04    10.08    19.34     2.73
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Performance data reflect an expense limitation currently in effect. Without the expense limitation, the fund's total return would have been lower. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. During the past year the fund's benchmark index changed. The previous comparative benchmark was a combination of the S&P 500 index and the MSCI EAFE index. The benchmark changed to the MSCI World index, because this index better represents global equity markets. POP assumes 5.75% maximum sales charge. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]
Cumulative total return of a $10,000 investment since 1/3/95

               Fund's         MSCI
           class A shares    World   Standard & Poor's      MSCI
                at POP       Index    500 Stock Index    EAFE Index

1/3/95          9425         10000         10000           10000
3/31/95         9368         10422         10974           10186
6/30/95        10333         10820         12019           10260
9/30/95        10687         11377         12971           10688
12/31/95       11180         11870         13749           11121
3/31/96        11756         12305         14486           11442
6/30/96        12136         12613         15135           11623
9/30/96        12413         12730         15600           11609
12/31/96       13401         13262         16898           11793
3/31/97        13932         13251         17354           11609
6/30/97        15607         15192         20377           13115
9/30/97        16618         16259         21919           13023

Footnote reads:
Past performance is no assurance of future results.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97
------------------------------------------------------------------------------
Distributions (number)               1
------------------------------------------------------------------------------
Income                           $ .231
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long term                          .008
------------------------------------------------------------------------------
Short term                        1.302
------------------------------------------------------------------------------
   Total                         $1.541
------------------------------------------------------------------------------
Share value:                 NAV         POP
------------------------------------------------------------------------------
9/30/96                   $10.77      $11.43
------------------------------------------------------------------------------
9/30/97                    12.50       13.26
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

MSCI World Index is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

MSCI EAFE Index is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended September 30, 1997

To the Trustees and Shareholders of
Putnam Global Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Growth and Income Fund, including the portfolio of investments owned, as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Growth and Income Fund as of September 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                 Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 11, 1997

Portfolio of investments owned
September 30, 1997


COMMON STOCKS (98.7%) *
NUMBER OF SHARES                                                                                       VALUE

Aerospace and Defense (2.4%)
------------------------------------------------------------------------------------------------------------
            260  Boeing Co.                                                                    $      14,154
            160  General Motors Corp. Class H                                                         10,580
             95  Lockheed Martin Corp.                                                                10,129
             25  Northrop Grumman Corp.                                                                3,034
          7,711  Rolls-Royce PLC (United Kingdom)                                                     31,906
                                                                                              --------------
                                                                                                      69,803

Airlines (0.8%)
------------------------------------------------------------------------------------------------------------
            120  Delta Air Lines, Inc.                                                                11,303
            352  K.L.M.-Royal Dutch Airlines (Netherlands)                                            12,333
                                                                                              --------------
                                                                                                      23,636

Appliances (0.5%)
------------------------------------------------------------------------------------------------------------
            205  Electrolux AB (Sweden)                                                               16,050

Automotive (2.2%)
------------------------------------------------------------------------------------------------------------
             31  Bayerische Motoren Werke (BMW) AG (Germany)                                          26,485
            245  Chrysler Corp.                                                                        9,019
            290  Ford Motor Co.                                                                       13,123
            305  TRW, Inc.                                                                            16,737
                                                                                              --------------
                                                                                                      65,364

Automotive Parts (0.4%)
------------------------------------------------------------------------------------------------------------
            175  Goodyear Tire & Rubber Co. (The)                                                     12,031

Banks (15.9%)
------------------------------------------------------------------------------------------------------------
          3,817  Allied Irish Banks PLC (Ireland)                                                     33,778
              9  Baer Holdings AG (Switzerland)                                                       13,871
            205  Banc One Corp.                                                                       11,442
            552  Bank of Nova Scotia (Canada)                                                         26,481
            115  Bankers Trust New York Corp.                                                         14,088
             95  Chase Manhattan Corp.                                                                11,210
            140  Comerica, Inc.                                                                       11,051
             50  Crestar Financial Corp.                                                               2,344
          3,500  Dao Heng Bank Group Ltd. (Hong Kong)                                                 15,787
          5,742  Den Norske Bank ASA (Norway)                                                         24,143
            240  Deutsche Bank AG (Germany)                                                           16,954
          1,000  Development Bank of Singapore Ltd. (Singapore)                                       10,206
            110  First Chicago NBD Corp.                                                               8,278
            112  First of America Bank Corp.                                                           6,013
             50  First Tennessee National Corp.                                                        2,850
            280  First Union Corp.                                                                    14,018
            295  Fleet Financial Group, Inc.                                                          19,341
          4,000  Guoco Group Ltd. (Hong Kong)                                                         15,974
            105  Huntington Bancshares, Inc.                                                           3,787
            200  Keycorp                                                                              12,725
             45  Mercantile Bancorpation, Inc.                                                         3,426
            115  Morgan (J.P.) & Co., Inc.                                                            13,067
          1,200  National Bank (Canada)                                                               16,814
            210  National City Corp.                                                                  12,928
          1,679  National Westminster Bancorp Inc. (United Kingdom)                                   25,414
            160  NationsBank Corp.                                                                     9,900
            175  Norwest Corp.                                                                        10,719
            310  PNC Bank Corp.                                                                       15,132
             58  Schweizerischer Bankverein (Switzerland)                                             15,718
            119  Societe Generale (France)                                                            17,282
            172  Summit Bancorp                                                                        7,643
             14  United Bank of Switzerland (Switzerland)                                             16,402
             45  Washington Mutual, Inc.                                                               3,139
          2,605  Westpac Banking Corp. (Australia)                                                    16,430
                                                                                              --------------
                                                                                                     458,355

Basic Industrial Products (0.8%)
------------------------------------------------------------------------------------------------------------
            220  Cooper Industries, Inc.                                                              11,894
            270  General Signal Corp.                                                                 11,678
                                                                                              --------------
                                                                                                      23,572

Broadcasting (0.3%)
------------------------------------------------------------------------------------------------------------
            101  Societe Television Francaise (France)                                                 8,760

Building Products (2.8%)
------------------------------------------------------------------------------------------------------------
          2,800  Cemex, S.A. de C.V. (Mexico)                                                         14,514
          2,250  CRH PLC (Ireland)                                                                    25,678
            204  Lafarge Coppee (France)                                                              14,996
             80  Sandvik AB Class A (Sweden)                                                           2,746
            650  Sandvik AB Class B (Sweden)                                                          22,614
                                                                                              --------------
                                                                                                      80,548
Business Equipment (0.5%)
------------------------------------------------------------------------------------------------------------
          1,000  Ricoh Co., Ltd. (Japan) +                                                            15,033

Cable Television (--%)
------------------------------------------------------------------------------------------------------------
            100  Comcast Corp. Class A                                                                 2,575

Chemicals (4.3%)
------------------------------------------------------------------------------------------------------------
            209  Akzo-Nobel N.V. (Netherlands)                                                        35,834
            747  Bayer AG ADR (Germany)                                                               29,842
            252  Ciba Specialty Chemicals AG (Switzerland) +                                          24,415
            120  Dow Chemical Co.                                                                     10,883
            210  du Pont (E.I.) de Nemours & Co., Ltd.                                                12,928
            150  Eastman Chemical Co.                                                                  9,300
                                                                                              --------------
                                                                                                     123,202
Combined Utilities (0.7%)
------------------------------------------------------------------------------------------------------------
            347  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)                              20,345

Computer Software and Services (1.7%)
------------------------------------------------------------------------------------------------------------
            205  Computer Associates Intl., Inc.                                                      14,722
            245  IBM Corp.                                                                            25,955
            285  NCR Corp. +                                                                           9,957
                                                                                              --------------
                                                                                                      50,634

Conglomerates (2.0%)
------------------------------------------------------------------------------------------------------------
          6,665  BTR PLC (United Kingdom)                                                             27,147
            135  Minnesota Mining & Manufacturing Co.                                                 12,488
          3,456  Tomkins PLC (United Kingdom)                                                         19,271
                                                                                              --------------
                                                                                                      58,906

Consumer Products (2.0%)
------------------------------------------------------------------------------------------------------------
            170  Fortune Brands, Inc.                                                                  5,727
            285  Kimberly-Clark Corp.                                                                 13,947
            375  Lowe's Cos., Inc.                                                                    14,578
            807  Unilever Group (United Kingdom)                                                      23,622
                                                                                              --------------
                                                                                                      57,874

Containers (0.4%)
------------------------------------------------------------------------------------------------------------
            170  Temple Inland, Inc.                                                                  10,880

Electric Utilities (1.7%)
------------------------------------------------------------------------------------------------------------
            175  Carolina Power & Light Co.                                                            6,289
            100  Dominion Resources, Inc.                                                              3,788
            140  Duke Power Co.                                                                        6,921
            135  New Century Energies, Inc.                                                            5,611
            160  Potomac Electric Power Co.                                                            3,640
          2,300  Scottish Power PLC (United Kingdom)                                                  17,807
            145  Union Electric Co.                                                                    5,573
                                                                                              --------------
                                                                                                      49,629

Electronics and Electrical Equipment (6.9%)
------------------------------------------------------------------------------------------------------------
          3,000  Cookson Group PLC (United Kingdom)                                                   12,211
            240  Emerson Electric Co.                                                                 13,830
            280  General Electric Co.                                                                 19,058
          4,746  General Electric Co. PLC (United Kingdom)                                            29,917
            215  Hewlett-Packard Co.                                                                  14,956
          2,000  Matsushita Electric (Japan)                                                          20,930
            190  Motorola, Inc.                                                                       13,656
          2,000  NEC Corp. (Japan)                                                                    24,419
            308  Philips Electronics N.V. (Netherlands)                                               26,148
            100  Seagate Technology, Inc. +                                                            3,613
            290  Siemens AG (Germany)                                                                 19,654
                                                                                              --------------
                                                                                                     198,392
Energy-Related (0.6%)
------------------------------------------------------------------------------------------------------------
          1,300  Iberdrola II (Spain)                                                                 16,040

Environmental Control (1.1%)
------------------------------------------------------------------------------------------------------------
            267  Compagnie Generale des Eaux (France)                                                 31,507

Farm Equipment (0.4%)
------------------------------------------------------------------------------------------------------------
            225  Deere (John) & Co.                                                                   12,094

Food and Beverages (4.5%)
------------------------------------------------------------------------------------------------------------
            295  Anheuser-Busch Cos., Inc.                                                            13,312
            800  Bass PLC (United Kingdom)                                                            10,810
          1,000  Fomento Economico Mexicano, S.A. de C.V.
                   Class B, (Mexico)                                                                   8,641
            220  General Mills, Inc.                                                                  15,166
            225  Heinz (H.J.) Co.                                                                     10,392
             25  Nestle S.A. (Switzerland)                                                            34,926
            325  PepsiCo, Inc.                                                                        13,183
            245  Sara Lee Corp.                                                                       12,618
            335  Whitman Corp.                                                                         9,129
                                                                                              --------------
                                                                                                     128,177

Health Care Services (0.4%)
------------------------------------------------------------------------------------------------------------
            205  United Healthcare Corp.                                                              10,250

Hospital Management (0.4%)
------------------------------------------------------------------------------------------------------------
            380  Tenet Healthcare Corp. +                                                             11,068

Household Products (1.8%)
------------------------------------------------------------------------------------------------------------
            170  Colgate-Palmolive Co.                                                                11,847
          2,000  KAO Corp. (Japan)                                                                    29,070
            350  Tupperware Corp.                                                                      9,844
                                                                                              --------------
                                                                                                      50,761

Insurance and Finance (7.0%)
------------------------------------------------------------------------------------------------------------
            533  ABN AMRO Holding N.V. (Netherlands)                                                  10,829
             80  Aetna Inc.                                                                            6,515
            280  American General Corp.                                                               14,525
            262  AON Corp.                                                                            13,853
             11  Baloise Holding Ltd. (Switzerland)                                                   17,067
          1,500  Banco Bradesco BRC . (Brazil)                                                        15,739
            140  Beneficial Corp.                                                                     10,666
             75  CIGNA Corp.                                                                          13,969
            162  Credit Locale de France S.A. (France)                                                15,392
            210  Federal National Mortgage Association                                                 9,870
            511  Internationale Nederlanden Groep (Netherlands)                                       23,546
          1,200  Norwich Union PLC 144A (United Kingdom) +                                             6,536
            440  Promise Co. Ltd. (Japan)                                                             23,023
            276  Scor (France)                                                                        11,959
            390  USF&G Corp.                                                                           8,946
                                                                                              --------------
                                                                                                     202,435

Medical Supplies and Devices (0.7%)
------------------------------------------------------------------------------------------------------------
            405  Baxter International, Inc.                                                           21,161

Metals and Mining (1.3%)
------------------------------------------------------------------------------------------------------------
            515  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                     14,195
            140  Freeport-McMoRan Copper & Gold Co., Inc. Class B                                      4,034
          1,190  Rio Tinto PLC (United Kingdom)                                                       18,926
                                                                                              --------------
                                                                                                      37,155

Networking (0.2%)
------------------------------------------------------------------------------------------------------------
            105  3Com Corp. +                                                                          5,381

Office Equipment (0.5%)
------------------------------------------------------------------------------------------------------------
            170  Xerox Corp.                                                                          14,312

Oil and Gas (8.3%)
------------------------------------------------------------------------------------------------------------
            135  Amoco Corp.                                                                          13,010
             95  Atlantic Richfield Co.                                                                8,117
          1,426  British Petroleum Co. PLC (United Kingdom)                                           21,562
            222  Elf Aquitaine SA (France)                                                            29,725
          5,310  Ente Nazionale Idrocarburi SPA (ENI) (Italy) +                                       33,543
            415  Exxon Corp.                                                                          26,586
            170  Mobil Corp.                                                                          12,580
            600  Petroleo Brasileiro S/A-Petrobras ADR (Brazil)                                       16,875
            280  Royal Dutch Petroleum Co. ADR (Netherlands)                                          15,540
          2,080  Shell Transportation & Trading (United Kingdom)                                      15,246
            200  Tosco Corp.                                                                           6,963
            219  Total Corp. ADR Class B (France)                                                     25,140
            370  YPF S.A. ADR (Argentina)                                                             13,644
                                                                                              --------------
                                                                                                     238,531

Paper (1.1%)
------------------------------------------------------------------------------------------------------------
            530  Svenska Cellulosa AB Class B, (Sweden)                                               13,400
            310  Weyerhaeuser Co.                                                                     18,406
                                                                                              --------------
                                                                                                      31,806

Pharmaceuticals and Biotechnology (4.9%)
------------------------------------------------------------------------------------------------------------
            140  Altana AG (Germany)                                                                  10,335
            190  American Home Products Corp.                                                         13,870
            220  Bristol-Myers Squibb Co.                                                             18,205
          1,130  Glaxo Wellcome PLC (United Kingdom)                                                  25,469
            100  Merck & Co., Inc.                                                                     9,994
            760  Pharmacia & Upjohn, Inc.                                                             27,740
          1,000  Sankyo Co., Ltd. (Japan)                                                             34,718
            100  Santen Pharmaceutical (Japan)                                                         1,885
                                                                                              --------------
                                                                                                     142,216

Photography (3.2%)
------------------------------------------------------------------------------------------------------------
          1,000  Canon, Inc. (Japan)                                                                  29,319
            185  Eastman Kodak Co.                                                                    12,013
          1,000  Fuji Photo Film Co. (Japan)                                                          41,362
            205  Polaroid Corp.                                                                       10,493
                                                                                              --------------
                                                                                                      93,187

Publishing (0.9%)
------------------------------------------------------------------------------------------------------------
            210  McGraw-Hill, Inc.                                                                    14,214
            195  Times Mirror Co. Class A                                                             10,713
                                                                                              --------------
                                                                                                      24,927

REIT's (Real Estate Investment Trust) (0.4%)
------------------------------------------------------------------------------------------------------------
            100  Avalon Properties, Inc. (R)                                                           2,975
             70  Beacon Properties Corp. (R)                                                           3,207
             85  Equity Residential Properties Trust (R)                                               4,638
             50  LTC Properties, Inc. (R)                                                                950
                                                                                              --------------
                                                                                                      11,770

Railroads (1.2%)
------------------------------------------------------------------------------------------------------------
            100  Burlington Northern Santa Fe Corp.                                                    9,663
            100  CSX Corp.                                                                             5,850
            125  Norfolk Southern Corp.                                                               12,906
            125  Union Pacific Corp.                                                                   7,828
                                                                                              --------------
                                                                                                      36,247

Retail (1.1%)
------------------------------------------------------------------------------------------------------------
            170  Dayton Hudson Corp.                                                                  10,189
            750  K mart Corp. +                                                                       10,500
            200  Sears, Roebuck & Co.                                                                 11,388
                                                                                              --------------
                                                                                                      32,077

Savings and Loans (0.5%)
------------------------------------------------------------------------------------------------------------
            240  Ahmanson (H.F.) & Co.                                                                13,635

Semiconductors (1.5%)
------------------------------------------------------------------------------------------------------------
            260  Intel Corp.                                                                          24,001
            201  SGS-Thomson Microelectronics ADR (France) +                                          18,869
                                                                                              --------------
                                                                                                      42,870
Steel (0.9%)
------------------------------------------------------------------------------------------------------------
          6,000  Kawasaki Steel Corp. (Japan)                                                         11,512
             65  Thyssen AG (Germany)                                                                 15,207
                                                                                              --------------
                                                                                                      26,719
Telecommunications (0.6%)
------------------------------------------------------------------------------------------------------------
            408  Royal PTT Nederland N.V. ADR (Netherlands)                                           15,938

Telephone Services (3.1%)
------------------------------------------------------------------------------------------------------------
            340  American Telephone & Telegraph Co.                                                   15,066
          1,608  Deutsche Telekom AG (Germany)                                                        31,229
            171  MCI Communications Corp.                                                              5,023
            394  Portugal Telecom S.A. (Portugal)                                                     17,141
            400  Sprint Corp.                                                                         20,000
                                                                                              --------------
                                                                                                      88,459

Telephone Utilities (1.8%)
------------------------------------------------------------------------------------------------------------
            175  Ameritech Corp.                                                                      11,638
            175  Bell Atlantic Corp.                                                                  14,077
            285  SBC Communications, Inc.                                                             17,492
            250  US West Communicatioins, Inc.                                                         9,625
                                                                                              --------------
                                                                                                      52,832

Tire and Rubber (0.8%)
------------------------------------------------------------------------------------------------------------
            381  Michelin Corp. Class B, (France)                                                     21,707

Tobacco (2.4%)
------------------------------------------------------------------------------------------------------------
          4,459  B A T Industries PLC (United Kingdom)                                                39,134
            540  Philip Morris Cos., Inc.                                                             22,444
            215  RJR Nabisco Holdings Corp.                                                            7,391
                                                                                              --------------
                                                                                                      68,969

Transportation (0.4%)
------------------------------------------------------------------------------------------------------------
          1,000  Peninsular and Oriental Steam Navigation Co.
                   (United Kingdom)                                                                   10,708

Trucking (0.4%)
------------------------------------------------------------------------------------------------------------
            285  Ryder System, Inc.                                                                   10,242
                                                                                              --------------
                 Total Common Stocks  (cost $2,364,454)                                            2,848,770

CONVERTIBLE PREFERRED STOCKS (0.3%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
             60  K mart Financing $3.875 cv. pfd.                                              $       3,510
             70  Tosco Financing Trust 144A $2.875 cv. pfd.                                            4,279
                                                                                              --------------
                 Total Convertible Preferred Stocks  (cost $7,509)                             $       7,789

WARRANTS (--)*+(cost $--)                                                        EXPIRATION
NUMBER OF SHARES                                                                 DATE                  VALUE
------------------------------------------------------------------------------------------------------------
            172  Generale Des Eaux (France)                                      5/2/01        $          93

SHORT-TERM INVESTMENTS (1.8%) *(cost $51,009)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       $51,000   Interest in $565,867,000 joint repurchase agreement
                   dated September 30, 1997 with UBS Securities
                   due October 1, 1997with respect to various
                   U.S. Treasury obligations -- maturity value of
                   $51,009 for an effective yield of 6.05%                                    $       51,009
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $2,422,972) ***                                      $    2,907,661
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $2,885,405.

*** The aggregate identified cost on a tax basis is $2,425,977, resulting in gross unrealized appreciation and depreciation of $518,184 and $36,500, respectively, or net unrealized appreciation of $481,684.

  + Non-income producing security.

(R) Real Estate Investment Trust.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR after the name of a foreign holding stands for American
    Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

    Diversification by Country

    Distribution of investments by country of issue at September 30, 1997: (as percentage of Market Value)

       Brazil                1.1%
       Canada                1.5
       France                6.7
       Germany               5.8
       Hong Kong             1.1
       Ireland               2.0
       Italy                 1.2
       Japan                 8.0
       Netherlands           4.8
       Sweden                1.9
       Switzerland           4.2
       United Kingdom       11.5
       United States        46.0
       Other                 4.2
                           -----
       Total               100.0%




----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1997

                                  Market     Aggregate Face    Delivery      Unrealized
                                   Value          Value          Date       Depreciation
----------------------------------------------------------------------------------------
French Francs                     152,530        144,587        2/11/98        (7,943)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,422,972) (Note 1)                                                    $2,907,661
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                             8,116
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                        2,388
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               26,391
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    4,793
---------------------------------------------------------------------------------------------------
Total assets                                                                              2,949,349

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                             3,770
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                             35,350
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                  4,272
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                      102
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                1,232
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                      7
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                    6,425
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                   7,943
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                   452
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        4,391
---------------------------------------------------------------------------------------------------
Total liabilities                                                                            63,944
---------------------------------------------------------------------------------------------------
Net assets                                                                               $2,885,405

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                          $2,036,363
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 59,193
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                                  313,158
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                       476,691
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                               $2,885,405

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per share ($2,885,405 divided by
230,852 shares)                                                                              $12.50
---------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of 12.50)*                                               $13.26
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,041)                                                  $ 61,202
--------------------------------------------------------------------------------------------------
Interest                                                                                       154
--------------------------------------------------------------------------------------------------
Total investment income                                                                     61,356

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            19,817
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                               4,773
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            2,861
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                27
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                 648
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      6,556
--------------------------------------------------------------------------------------------------
Registration fees                                                                               66
--------------------------------------------------------------------------------------------------
Auditing                                                                                    10,349
--------------------------------------------------------------------------------------------------
Legal                                                                                        5,375
--------------------------------------------------------------------------------------------------
Postage                                                                                         48
--------------------------------------------------------------------------------------------------
Other                                                                                          379
--------------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                            (14,332)
--------------------------------------------------------------------------------------------------
Total expenses                                                                              36,567
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (4,578)
--------------------------------------------------------------------------------------------------
Net expenses                                                                                31,989
--------------------------------------------------------------------------------------------------
Net investment income                                                                       29,367
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           318,099
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                 40,738
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                         (10,373)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                 337,837
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                    686,301
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $715,668
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                              Year ended September 30,
                                                                                      --------------------------------
                                                                                                1997              1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $   29,367         $   38,969
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments
and foreign currency transactions                                                           358,837            267,099
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                            327,464            (19,696)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        715,668            286,372
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                  (44,540)           (66,094)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                                      (252,586)            (3,672)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                           389,976             89,170
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                808,518            305,776

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                         2,076,887          1,771,111
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $59,193 and $33,002, respectively)                                             $2,885,405         $2,076,887
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------
                                                                                                 For the period
Per-share                                                                                         Jan. 3, 1995+
operating performance                                              Year ended September 30         to Sept. 30
------------------------------------------------------------------------------------------------------------------
                                                                     1997             1996             1995
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                $10.77            $9.64            $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                             .14              .21              .27
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                  3.13             1.30              .87
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                3.27             1.51             1.14
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------
From net
investment income                                                    (.23)            (.36)              --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                      (1.31)            (.02)              --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.54)            (.38)              --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                      $12.50           $10.77            $9.64
------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                           33.88            16.14            13.41*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $2,885           $2,077           $1,771
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)                                         1.48             1.27              .49*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)                                         1.19             2.03             3.04*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             103.92           222.89            21.68*
------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                      $.0305           $.0374
------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995,
    reflect a reduction of approximately $.07, $.09 and $.20 per share, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation and current income as a secondary objective by investing primarily in common stocks with a significant portion of its assets in countries outside the United States.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective November 3, 1997, the fund will begin offering class B and class M shares. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay a ongoing distribution fee that is lower than class B shares and higher than class A shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at fair market value, which is determined using the last reported sale price, or, if no sales are reported -- as is the case of some securities traded over-the-counter -- the last reported sale price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended September 30, 1997, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts and organizational expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1997, the fund reclassified $41,364 to increase undistributed net investment income and $626 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $40,738.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion. 0.555% of the next $ 5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1997, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1997, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $4,578 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the plan.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received no commissions from the sale of shares of the fund.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $2,598,776 and $2,416,817, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                          16,348         $177,118
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        29,497          296,547
------------------------------------------------------------
                                     45,845          473,665

Shares
repurchased                          (7,804)         (83,689)
------------------------------------------------------------
Net increase                         38,041         $389,976
------------------------------------------------------------

                                             Year ended
                                        September 30, 1996
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                           1,972          $20,241
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         7,267           69,765
------------------------------------------------------------
                                      9,239           90,006

Shares
repurchased                             (85)            (836)
------------------------------------------------------------
Net increase                          9,154          $89,170
------------------------------------------------------------

At September 30, 1997, Putnam Management owned 220,017 shares of the fund (95.3% of shares outstanding) valued at $2,750,213.

Federal tax information
September 30, 1997

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates $132,527 as capital gain for its taxable year ended September 30, 1997.

The fund has designated 15.38% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Hugh H. Mullin
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Deborah Kuenstner
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

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